                                                                  EXHIBIT 10.19B

                                LOAN AGREEMENT


     THIS LOAN AGREEMENT is made as of this 20th day of July, 1995 between Keane, Inc., a Massachusetts corporation having its principal place of business and Chief Executive Offices at Ten City Square, Boston, Massachusetts 02129 (the "Borrower") and THE FIRST NATIONAL BANK OF BOSTON (the "Lender"), a national bank with its head office at 100 Federal Street, Boston, Massachusetts 02110.

SECTION 1.  DEFINITIONS.  As used herein -

     1.1 "Base Rate" shall mean that rate of interest announced from time to time by the Lender at its head office as its Base Rate.

     1.2 "Business Day" shall mean any day on which the head office of the Lender is open for transactions of its normal and customary business.

     1.3 "Event of Default" shall have the meaning set forth in Section 7.1 hereof.

     1.4 "GAAP" means generally accepted accounting principles consistently applied.

     1.5 "Insolvent" or "Insolvency" shall mean that there shall have occurred one or more of the following events with respect to either of the Borrower or the Guarantors or any other entity: dissolution; termination of existence; insolvency within the meaning of the United States Bankruptcy Code or other applicable statutes; such person's inability to pay its debts as they become due; appointment of a receiver of any part of the property of, execution of a trust mortgage or an assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization of debtors, or the offering of a plan to creditors for composition or extension, except for an involuntary proceeding commenced against such person or entity which is dismissed within 45 days after the commencement thereof without the entry of an order for relief or the appointment of a trustee.

     1.6 "Loan Account" shall mean the account on the books of the Lender in which will be recorded loans and advances made by the Lender to the Borrower pursuant to this Agreement, payments made on such loans and other appropriate debits and credits as provided by this Agreement.

     1.7 "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets or condition, financial or otherwise, of the Borrower or on the ability of the Borrower to carry out the Obligations.

     1.8  "Maximum Amount" shall mean $10,000,000.

                                      -1-
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     1.9  "Obligations" shall mean any and all obligations of the Borrower or the Guarantors or any of them to the Lender of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, and includes obligations to perform acts and refrain from taking action as well as obligations to pay money.

     1.10 "Permitted Liens" shall mean:

          1.10.1  Existing liens and security interests described in Schedule 1;
                                                                     ----------

          1.10.2 Purchase money security interests (which term shall include mortgages, conditional sale contracts, capitalized leases and all other title retention or deferred purchase devises) to secure the purchase price of machinery, equipment, fixtures and real estate acquired hereafter by the Borrower, or to secure indebtedness incurred solely for the purpose of financing such acquisitions; provided, however, that no such purchase money security
                   --------  -------
interests shall extend to or cover any property other than the property the purchase price of which is secured by it, and that the principal amount of Indebtedness (whether or not assumed) with respect to each item of property subject to such a security interest shall not exceed the fair value of such item on the date of its acquisition;

          1.10.3 Deposits or pledges made in connection with, or to secure payment of, workers compensation, unemployment insurance, old age pensions or other social security obligations; liens in respect of judgments or awards to the extent such judgments or awards are permitted hereunder; and liens for taxes, assessments or governmental charges or levies and liens to secure claims for labor, material or supplies to the extent that payment thereof shall not at the time be required to be made;

          1.10.4 Encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property which do not materially detract from the value of such property or impair its use in the business of the owner or lessee;

          1.10.5 Liens (other than judgments and awards) created by or resulting from any litigation or legal proceeding, provided the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being actively contested in good faith by appropriate proceedings;

          1.10.6 Liens arising by operation of law to secure landlords, lessors or renters under leases or rental agreements made in the ordinary course of business and confined to the premises or property rented;

          1.10.7  Liens in favor of the Lender; and

          1.10.8 Other involuntary liens which do not have a Material Adverse Effect and which are discharged within five days after notice from the Lender, so long as the Borrower has notified the Lender within five days of becoming aware of such lien.

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

     1.11 "Subsidiary" shall mean any corporation, association, joint stock company, business trust or other similar organization of whose voting stock the Borrower owns or controls more than 50% thereof or any partnership or other entity in which the Borrower has more than a 50% interest or which is controlled by the Borrower.


SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower represents, warrants and covenants as follows:

     2.1  Organization and Qualification.  The Borrower is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of Massachusetts; has all requisite corporate power and authority to own its property and conduct its business as now conducted and as presently contemplated; and is duly qualified and in good standing in each jurisdiction in which the failure to so qualify would have a materially adverse effect on the operations or financial condition of the Borrower where the nature of its properties or its business (present or proposed) requires such qualification.

     2.2  Corporate Authority.  The execution, delivery and performance of this
          -------------------
Agreement and the transactions contemplated hereby are within Borrower's corporate authority, have been duly authorized by all necessary corporate proceedings on the part of Borrower, and does not and will not contravene any provision of law, its charter document or its by-laws, or contravene any provisions of, or constitute an Event of Default hereunder or a default under, or an event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default hereunder or a default under, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrower or any of its properties, or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrower.

     2.3  Valid Obligations.  This Agreement and all of its terms and provisions
          -----------------
are valid and binding Obligations of the Borrower, enforceable in accordance with their terms.

     2.4  Approvals.  The execution, delivery and performance of this Agreement
          ---------
and the transactions and other documents contemplated hereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority or any other person.

     2.5  Title to Borrower's Property.  As of the date of this Agreement the
          ----------------------------
Borrower has good and marketable title to all of its properties, assets and rights of every name and nature now purported to be owned by it, including, without limitation, the Accounts Receivable, inventory, equipment and general intangibles and all real property owned by the Borrower or any of its Subsidiaries.

     2.6  Absence of Liens.  At all times that there is any Obligation
          ----------------
outstanding the Borrower and all its Subsidiaries shall keep all of their respective assets and rights of every name and nature now purported to be owned by it, including, without limitation, the Accounts Receivable, inventory, equipment and general intangibles and all real property owned by the Borrower or any of its Subsidiaries, free from all liens, charges and encumbrances whatsoever other than Permitted Liens.

     2.7  Location of Records.  The Borrower shall give the Lender written
          -------------------
notice of each location at which the records of Borrower pertaining to are kept.

     2.8  Financial Information.  Subject to any limitations stated therein or
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in connection therewith, all balance sheets, earnings statements and other financial data which have been or may hereafter be furnished to the Lender to induce it to enter into this Agreement or otherwise in connection herewith, do or shall fairly present the financial condition of the Borrower as of the dates and the results of its operations for the periods for which the same are furnished (such balance sheets and earnings statements to be prepared in accordance with GAAP), and all other information, reports and other papers and data furnished to the Lender or obtained by the Lender pursuant hereto are or shall be at the time the same are so furnished accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Lender true and accurate knowledge of the subject matter. Interim statements may be subject to year end adjustments.

     2.9  Financial Reporting.
          -------------------

          2.9.1 As soon as available, and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Borrower, the Borrower shall furnish each Lender with (i) consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and consolidated and consolidating statements of income, STOCKHOLDERS' EQUITY and cash flows of the Borrower and its Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by the chief financial officer of the Borrower.

          2.9.2 As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower, the Borrower shall furnish to the Lender (a) consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, in the case of such consolidated financial statements reported on by Coopers & Lybrand, or other independent certified public accountants of recognized national standing acceptable to the Lender, which report shall express, without reliance upon other auditors, a positive opinion regarding the fairness of the presentation of such financial statements in accordance with generally accepted accounting principles consistently applied, said report to be without qualification, except in cases of unresolved litigation and accounting changes with which such accountants concur.

     2.9.3  Communication with Others.  The Borrower shall furnish the Lender
            -------------------------
with copies of all regular, periodic and special reports on Form 10-K, 10-Q and 8-K and all registration statements on Form S-1, S-2, S-3 and S-4 which the Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national or regional securities exchange, and, at the Lender's request, copies of any other filings made with such governmental authorities and exchanges.

          2.9.4  Reports to Other Creditors.  Promptly after filing the same,
                 --------------------------
Borrower shall furnish to the Lender copies of any compliance certificate and other information furnished to any other holder of the securities of the Borrower or any Subsidiary pursuant to the terms of any indenture, loan or credit or similar agreement in excess of $250,000 and not otherwise required to be furnished to the Lender pursuant to any other provision of this Agreement.

          2.9.5 Promptly after the receipt thereof, the Borrower shall furnish to the Lender copies of any written recommendations concerning the management, finances, financial controls, or operations of the Borrower and its Subsidiaries received from the Borrower's independent public accountants.

     2.10 Taxes.  The Borrower will pay all taxes, assessments or governmental
          -----
charges on or against it or any of its properties prior to such taxes becoming delinquent, including, without limitation, any excise, sales or other tax or charge which may become due and payable with respect to any sale or other transaction giving rise to an Account or other right to the payment of money, or with respect to the collection thereof, except for any tax, assessment or charge which is being contested in good faith by proper legal proceedings and with respect to which adequate reserves have been established and are being maintained.

     2.11 Permits.  The Borrower has, and will continue to have, all material
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permits, approvals, authorizations, consents, licenses, franchises, registrations and other rights and privileges (including patents, trademarks, trade names and copyrights) necessary to allow it to own and operate its business without any violation of law or the rights of others; and the Borrower and each of its premises are, and will continue to be, duly authorized, qualified and licensed under and in compliance with all laws, regulations, authorizations and orders of public authorities in which the failure to be so authorized, qualified and licensed would have a materially adverse effect on the operations or financial condition of the Borrower (including, without limitation, all federal, state and local laws, rules, orders and regulations relating to hazardous materials, hazardous wastes or pollution control) to the extent that the same are necessary or applicable to its business.

     2.12 Termination of Former Loan Agreement  The Borrower has terminated
          ------------------------------------
that certain Credit Agreement dated as of January 5, 1994 by and among the Borrower, Shawmut Bank, N.A. and the Lender and such Credit Agreement is of no further force or effect.

SECTION 3.  BORROWER'S LOAN ACCOUNT.  DISCRETIONARY LOANS.

     3.1  Loans.  Insofar as the Borrower may request and the Lender may be
          -----
willing in its sole discretion to make loans to the Borrower, the Lender shall enter such loans as debits in the Loan Account. Lender shall also record in the Loan Account all payments made by the Borrower on account of indebtedness evidenced by the Loan Account and all proceeds of Collateral which are finally paid to the Lender at its office in cash or solvent credits, and may record therein, in accordance with customary accounting practice, other debits and credits, including all charges and expenses properly chargeable to the Borrower and any other obligation. The debit balance of the Loan Account shall reflect the amount of the Borrower's indebtedness to the Lender from time to time by reason of loans and other appropriate charges hereunder. At least once each month the Lender shall render a statement of account showing as of its date the debit balance of the Loan Account which, unless within 60 days of such date notice to the contrary is received by the Lender from the Borrower, shall be considered correct and accepted by the Borrower and prima facie evidence of the status of the Loan Account. The Lender recognizes that the Borrower may enter into credit facilities with other lending institutions.

     3.2  Maximum Loan Amount.  Although it will be within the discretion of the
          -------------------
Lender whether it makes loans under this Agreement, the Borrower understands that the Lender will not advance loans which cause the debit balance in the Loan Account to exceed the Maximum Amount. The Borrower agrees that if at any time the debit balance of the Loan Account shall exceed the Maximum Amount, the Borrower shall pledge, assign and transfer to the Lender additional Collateral or pay cash to the Lender to be credited to the Loan Account in such amount as may be necessary to eliminate the excess. Failure to eliminate any such overadvance immediately shall be an Event of Default hereunder.

     3.3  Demand Note.  The Borrower has executed a Demand Note in the form
          -----------
appended hereto as Exhibit A, upon which the Lender shall note loans made to the Borrower.

SECTION 4.  PROMISES TO PAY.

     4.1  Payment.  The Borrower promises to pay to the Lender ON DEMAND or,
          -------
without demand, after any Event of Default or upon termination of this Agreement in accordance with Section 9.12:

          4.1.1  The current amount of the debit balance of the Loan Account;

          4.1.2 Interest on loans computed on the daily debit balance in the Loan Account at a rate per annum which at all times shall be the Base Rate calculated on the basis of a 360 day year for the actual number of days elapsed and in any event interest shall be due and payable monthly in arrears on the first business day of each month unless otherwise demanded; provided, however, that if any loan or interest thereon is not paid when due or upon demand, then the entire debit balance of the Loan Account shall bear interest, to the extent permitted by law, compounded monthly at an interest rate equal to 3% above the Base Rate in effect on the first business day after such loan becomes overdue until such overdue amount, with interest, is paid in full to the Lender. Any change in the Base Rate shall become effective as of the beginning of the day during which such change in the Base Rate occurs;

          4.1.3 Upon the execution of this Agreement, all legal fees and expenses of the Lender related to the drafting, execution and recording of this Agreement and the related documents;

          4.1.4 From time to time any and all charges reasonably and customarily made by the Lender against Borrower including without limitation cost of one commercial finance examination conducted by the Lender of the Borrower prior to an Event of Default or Demand and all such examinations conducted after an Event of Default or Demand; and

          4.1.5 All taxes (other than taxes on the income of the Lender), charges and expenses of every kind or description, including reasonable attorneys' fees and expenses, incurred or expended by the Lender in connection with the preparation, execution, delivery, amendment or enforcement of this Agreement, the making of any loans hereunder and the protection or enforcement of the Lender's rights hereunder.

     4.2  Authorization of Borrower.  The Borrower authorizes the Lender to
          -------------------------
charge the interest, fees, charges, taxes and expenses provided for in Subsection 5.1.2 through 5.1.6 to the Loan Account or to any deposit account which the Borrower may maintain with the Lender; provided that the Lender shall notify the Borrower of such charge prior to making such charge; provided that the Lender may charge periodic interest without prior notice to the Borrower and set off against such accounts as provided in Section 9.10 hereof.

SECTION 5.  INSURANCE; INSPECTION OF RECORDS.

     5.1  Insurance.  The Borrower shall maintain and insure all of its property
          ---------
both real and personal in amounts and with such coverages as is customary in its industry and at any time an Obligation is outstanding such insurance must be reasonably satisfactory to the Lender. The Borrower shall notify the Lender of any changes in coverage or lapses in coverage. The Borrower's failure to continue satisfactory insurance on any material portion of its real or personal property shall be an Event of Default hereunder.

     5.2  Inspection.  The Borrower shall at all reasonable times and from time
          ----------
to time allow the Lender, by or through any of its officers, agents, attorneys or accountants, to visit and inspect properties of the Borrower, to examine, inspect and make extracts from the Borrower's books and records, and those of any related company; shall furnish to the Lender upon request additional statements of any Base Account, together with all notes or other papers evidencing the same and any guaranty, securities or other documents or information relating thereto; and shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances, and instruments as the Lender may reasonably require to more completely carry into effect the provisions and intent of this Agreement.

SECTION 6.  EVENTS OF DEFAULT.  ACCELERATION.

     6.1  Events of Default.  Without in any way limiting the demand nature of
          -----------------
the Obligations hereunder, any or all of the Obligations of the Borrower to the Lender shall, at the option of the Lender and notwithstanding the provisions of any instrument evidencing an Obligation, be immediately due and payable without notice or demand upon the occurrence of any of the following events of default (individually, an "Event of Default"): (i) default in the payment or performance, when due or payable, of any Obligation by the Borrower or the Guarantors; (ii) failure of the Borrower to pay when due any tax not being contested in good faith; (iii) the making by the Borrower of any material misrepresentation to the Lender contained in this Agreement or otherwise, whether or not for the purpose of obtaining credit or an extension of credit;
(iv) issuance of an injunction or attachment against property of the Borrower or the Guarantor in excess of $250,000 in the aggregate which is discharged within 45 days of the filing thereof; (v) calling of a meeting of creditors, appointment of a committee of creditors or liquidating agents or offering of a composition or extension to creditors by, for or of the Borrower or the Guarantors; (vi) Insolvency of the Borrower or the Guarantors; (vii) the occurrence of any default under or breach of any agreement, note or other instrument evidencing or relating to any obligation of the Borrower to any other person or entity for the payment of money in excess of $250,000 in the aggregate continuing beyond the applicable cure period; or (viii) the occurrence of any material change in the condition or affairs (financial or otherwise) of the Borrower or the Guarantors which causes the Lender to deem itself insecure.

     6.2 After the Event of Default the unpaid principal amount of all loans together with accrued interest and all other Obligations hereunder shall become immediately due and payable, including the unpaid principal amount of any loan subject to an exercised LIBOR Option together with the related LIBOR Premium in the same manner as though the Borrower had exercised its right to prepayment pursuant to Section 3.5 of this Agreement, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.


SECTION 7. WAIVERS. Except for notices specifically provided for herein, the Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended or other action taken in reliance hereon, and all other demands and notices of any description. With respect to both Obligations, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall not be deemed to have waived any of its rights upon or under Obligations unless such waiver be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any other right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Lender on Obligations, whether evidenced hereby or by any other instrument or papers, shall be cumulative, may be exercised separately or concurrently and are not exclusive of any rights or remedies otherwise provided by law.

SECTION 8.  GENERAL.

     8.1  Written Notices.  Any notices, expressly required by this Agreement to
          ---------------
be in writing, to any party hereto shall be deemed to have been given when delivered by hand, when sent by telex or when delivered to any overnight delivery service freight pre-paid or 3 days after deposit in the mails, postage prepaid, and addressed to such party at its address given at the beginning of this Agreement or at any other address specified in writing. Written notices to the Borrower shall be sent to Keane, Inc. attention Wallace A. Cataldo, Vice President-Finance with a copy thereof to John D. Sigel, Hale & Dorr, 60 State Street, Boston, MA 02109 and written notices to the Lender shall be sent to the attention of Timothy G. Clifford, Assistant Vice President, or such other officer as may be designated by the Lender. Any notice, unless otherwise specified, may be given orally or in writing.

     8.2  Governing Law.  This Agreement shall be deemed to be a contract made
          -------------
under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without regard to principles of conflicts of laws). Any legal action or proceeding arising out of or relating to this Agreement or any Obligation may be instituted in the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts, and the Borrower hereby irrevocably submits to the jurisdiction of each such court in any such action or proceeding; provided, however, that the foregoing shall not limit the Lender's rights to bring any legal action or proceeding in any other appropriate jurisdiction in which event, at the Lender's option, the laws of such jurisdiction or of the Commonwealth of Massachusetts shall apply.

     8.3  Payments in Immediately Available Funds.  All payments required of the
          ---------------------------------------
Borrower hereunder shall be made in funds immediately available to the recipient thereof at the prescribed place of payment.

     8.4  Amendments, Waivers, Etc.  This Agreement and any provision hereof may
          ------------------------
be amended, waived or discharged only by an instrument in writing signed by the Lender and Borrower.

     8.5  Binding Effect of Agreement.  This Agreement shall be binding upon and
          ---------------------------
inure to the benefit of the Borrower and both of them and the Lender and their respective successors and assigns; provided that the Borrower may not assign or transfer its rights hereunder.

     8.6  Computation of Interest and Fees.  Interest and all fees and charges
          --------------------------------
shall be computed daily on the basis of a year of 360 days and paid for the actual number of days for which due. If the due date for any payment of principal is extended by operation of law, interest shall be payable for such extended time. If any payment required by this Agreement becomes due on a day on which banks in the city of the head office of the Lender are required or permitted by law or an appropriate authority to remain closed, such payment may be made on the next succeeding day on which such banks are open, and such extension shall be included in computing interest in connection with such payment.

     8.7  Captions.  The captions for the sections of this Agreement are for
          --------
ease of reference only and are not an integral part of this Agreement.

     8.8  WAIVER OF JURY TRIAL.  THE BORROWER HEREBY IRREVOCABLY WAIVES TRIAL BY
          --------------------
JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE BORROWER AND THE LENDER. THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY THE BORROWER OR THE LENDER AND DELIVERED TO THE LENDER OR THE BORROWER, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENT SHALL CONTAIN A WAIVER OF JURY TRIAL. THE BORROWER FURTHER ACKNOWLEDGES THAT ALL DOCUMENTS DELIVERED BY THE LENDER OR THE BORROWER ARE SUBJECT TO THIS WAIVER OF JURY TRIAL AS TO ANY ACTION THAT MAY BE BROUGHT AS TO ANY OF

SUCH DOCUMENTS, INSTRUMENTS OR LETTERS OR THE LIKE. THE BORROWER FURTHER CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

     8.9  Counterparts. This Agreement may be signed in any number of
          ------------
counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     8.10 Set Off.  Any deposits or other sums at any time credited by or due
          -------
from the Lender to the Borrower may at any time after demand or the occurrence of an Event of Default be applied to or set off against Obligations.

     8.11 Transfers.  If at any time or times by assignment or otherwise, the
          ---------
Lender transfers any Loans, Obligations or any other interest hereunder or any participation in the Loans hereunder, such transfer or participation shall carry with it the Lender's powers and rights under this Agreement with respect to the Loans, Obligations and other such interest in this Agreement so assigned or participated and the assignee or Participant shall become vested with said powers and rights whether or not they are specifically referred to in the assignment or participation.

     8.12 Termination.  Either the Borrower or the Lender may terminate this
          -----------
Agreement at any time upon written notice to the other party of such termination. Any such termination shall in no way affect any transactions entered into or rights created or obligations incurred prior to the receipt of such notice by the other party, as to which transactions, rights and obligations this Agreement shall be fully operative until the same are fully disposed of, concluded or liquidated; provided that the Borrower hereby agrees that the Lender shall make no further Loans after the effective date of any termination, either by notice or automatically, and all Obligations shall be due and payable without notice or demand on the effective date of any such termination. Except as provided in this Section 9.12 this shall be a continuing agreement until all Obligations are paid in full.

     8.13 Severability.  The provisions of this Agreement are severable, and if
          ------------
any of these
provisions shall be held by any court of competent jurisdiction to be unenforceable, such holding shall not affect or impair any other provision hereof.

     WITNESS the execution of this Agreement under seal on the day and year first above written.


Witness:                                KEANE, INC.
[Corporate Seal]


________________________                By____________________
                                         Title:



                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By____________________
                                         Title:

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

                                                                      SCHEDULE 1
                                                                      ----------
                                                                  EXISTING LIENS
                                                                  --------------

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

                                   EXHIBIT A
                                   ---------

                              FORM OF DEMAND NOTE
                              -------------------


$10,000,000                                                        July 20, 1995
                                                           Boston, Massachusetts


     FOR VALUE RECEIVED, the undersigned, KEANE, INC., a Massachusetts corporation (the "Borrower"), hereby promises to pay to the order of The First National Bank of Boston (the "Lender") on demand the principal sum of TEN MILLION DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of all loans advances made by the Lender to the Borrower pursuant to the Loan Agreement (defined below), together with interest thereon or on such portion thereof as may be from time to time outstanding at such rates and payable at such times and in such manner as are provided in the Loan Agreement (defined below).

     Payments of principal, interest and all other amounts due under this Note shall be made at the times and in the manner specified in the Loan Agreement (defined below) and shall be payable, in immediately available funds, at the offices of The First National Bank of Boston, N.A., 100 Federal Street, Boston, Massachusetts 02210, or at such other address as the holder of this note may from time to time designate in writing to the Borrower. The Lender may note on
Schedule I to this Note loans made, repayment of loans and the interest rate; provided that the books and records of the Lender (the Loan Account as defined in the Loan Agreement) shall govern the amounts due hereunder regardless of such notations.

     This Note is issued under the Loan Agreement dated as of July 20, 1995 (the "Loan Agreement") among the Borrower, the Lender and is subject to the terms and conditions of the Loan Agreement and may be prepaid in whole or in part all upon the terms and conditions specified in the Loan Agreement. Under certain circumstances, as specified in the Loan Agreement, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     The Borrower and every endorser and guarantor waives presentment, demand, notice, protest and all other demands and notices (other than notices required to be delivered under the Loan Agreement) in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral, and assents to any extension or postponement of the time of payment or any other indulgence under this Note or the addition or release of any other party primarily or secondarily liable hereunder.

     No delay or omission on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

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

     Any deposits or other sums at any time credited by or due from the Lender to the undersigned and any securities or other property of the Borrower now or hereafter in the possession of the Lender for any purpose shall constitute collateral security for payment of the Note. Any deposits or other sums credited or due from the Lender may be applied to or set off against the obligations of the Borrower under this Note in accordance with the provisions of the Loan Agreement.

     The Borrower hereby agrees to pay on demand all costs and expenses (including reasonable attorneys' fees and disbursements) paid or incurred by the holder in enforcing this Note on default or in connection with any bankruptcy, reorganization, receivership or other insolvency proceeding involving the undersigned.

     THE LENDER AND THE UNDERSIGNED MAKER AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, THE LOAN AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LENDER AND THE UNDERSIGNED MAKER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE Lender NOR THE UNDERSIGNED MAKER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE ENFORCED IN ALL INSTANCES.

This note shall take effect as a sealed instrument, and all rights and obligations hereunder shall be governed by the laws of The Commonwealth of Massachusetts.

Witness                               KEANE. INC.


                                      By:___________________________
_______________________________       Title:________________________

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